UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 12, 2009

DELCATH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16133	06-1245881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

600 Fifth Avenue, 23rd Floor, New York, New York, 10020

(Address of principal executive offices, including zip code)

(212) 489-2100

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 18, 2009, Delcath Systems, Inc. (the “Company”) completed a public offering of 9,775,000 shares of its common stock, par value $0.01 (the “Common Stock”), at an offering price to the public of $3.60 per share. Shares of Common Stock were offered by the Company pursuant to its Registration Statement on Form S-3 (File No. 333-159913) and the Prospectus included therein, filed with the Securities and Exchange Commission on June 23, 2009 and supplemented by the Prospectus Supplement dated November 12, 2009. The Company intends to apply the net proceeds from the sale for general corporate purposes, including obtaining regulatory approvals, commercialization of its products, funding of its clinical trials, capital expenditures and working capital. As a result of this offering, the Company now has an aggregate of 36,194,997 shares of Common Stock issued and outstanding.

The Company entered into an Underwriting Agreement, dated November 12, 2009 (the “Underwriting Agreement”), between the Company and Cowen and Company, LLC, as representative of the underwriters named therein (together, the “Underwriters”), in connection with the sale by the Company of its Common Stock. Pursuant to the Underwriting Agreement, the Company agreed to sell to the Underwriters, and the Underwriters agreed to purchase the Company’s Common Stock for resale to the public. The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is filed herewith:

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 12, 2009, between Delcath Systems, Inc. and Cowen and Company, LLC, as representative of the underwriters named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELCATH SYSTEMS, INC.

Dated: November 18, 2009	By:	/s/ EAMONN P. HOBBS
	Name:	Eamonn P. Hobbs
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 12, 2009, between Delcath Systems, Inc. and Cowen and Company, LLC, as representative of the underwriters named therein.

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